Exhibit 99.1

Paylocity Announces Promotion of Toby Williams to President and Co-CEO,
and Ryan Glenn to CFO
Steve Beauchamp continues as Co-CEO and Board Member

SCHAUMBURG, IL (March 14, 2022) – Paylocity (NASDAQ: PCTY), a leading provider of cloud-based HR and payroll software solutions, today announces the promotion of Toby Williams to President and Co-CEO, and Ryan Glenn to CFO effective immediately. Steve Beauchamp, who joined Paylocity in 2007, will continue to serve as Co-CEO and a member of the Board of Directors.

As President and Co-CEO, Williams, who joined Paylocity in 2017 as CFO, will also join Paylocity’s Board of Directors. “Toby is an extremely talented executive who has helped scale and grow our business over the last 4+ years, and I’m very excited for him to join me as Co-CEO as we continue to focus on growing Paylocity by providing world-class service and industry-leading technology to our clients,” said Beauchamp.

“I’m incredibly honored to partner with Steve and our team on the next chapter of growth at Paylocity. We have a significant market opportunity in front of us, and we are making the right investments across the business while also maintaining an award-winning culture for our more than 4,500 employees,” said Williams.

Glenn, who joined Paylocity in 2013, previously served as Senior Vice President of Finance. “I’m very excited for the opportunity to partner with the talented team we’ve built at Paylocity in our next phase of growth,” said Glenn.

Additionally, Michael Haske, who joined Paylocity in 2007 as Vice President of Sales, will step down from his role on September 1, 2022. “Michael has been instrumental in Paylocity’s growth over the past 15 years, having built world-class Sales, Marketing and Operations teams that are well positioned going forward. I thank Michael for all his contributions to the business and culture of Paylocity, and wish him all the best,” said Beauchamp.

“My 15 years at Paylocity have been the highlight of my career and I’m very proud of what we’ve accomplished and the team we’ve built. I continue to be excited about the momentum at Paylocity as we deliver the most modern HCM software to our clients and I look forward to working with our talented team on a successful transition over the next several months,” said Haske.

About Paylocity:

Paylocity (NASDAQ: PCTY) is a leading provider of cloud-based HR and payroll software solutions headquartered in Schaumburg, IL. Founded in 1997 and publicly traded since 2014, Paylocity offers an intuitive, easy-to-use product suite that helps businesses tackle today's challenges while moving them toward the promise of tomorrow. Known for its unique culture and consistently recognized as one of the best places to work, Paylocity accompanies its clients on the journey to create great workplaces and help people achieve their best through automation, data-driven insights, and engagement. For more information, visit www.paylocity.com.

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Safe Harbor/Forward Looking Statements
This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included herein regarding Paylocity’s future operations, ability to scale its business, future financial position and performance, future revenues, projected costs, prospects, plans, and objectives of management are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “will,” “would,” “seek,” and similar expressions (or the negative of these terms) are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among other things, statements about changes to Paylocity’s executive team and general business outlook. Paylocity may not actually achieve the expectations disclosed in the forward-looking statements, and you should not place undue reliance on Paylocity’s forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to differ materially from the expectations disclosed in the forward-looking statements, including risks and potential factors that could affect Paylocity’s business and financial results identified in Paylocity’s filings with the Securities and Exchange Commission (the “SEC”), including its 10-K filed with the SEC on August 6, 2021. Additional information will also be set forth in Paylocity’s future quarterly reports on Form 10-Q, annual reports on Form 10-K and other filings that Paylocity makes with the SEC. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Paylocity. These forward-looking statements represent Paylocity’s expectations as of the date of this press release. Subsequent events, including events relating to the COVID-19 pandemic and its severity, duration, and ultimate impact, may cause these expectations to change, and Paylocity disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events, or otherwise.